EXHIBIT 10.7


                                    GUARANTY


      GUARANTY, dated as of March 31, 2008 made by each of the undersigned (together with any other Subsidiary (as defined below) of the Company referred to below that may from time to time become a Guarantor hereunder, each a "GUARANTOR", and collectively, the "GUARANTORS"), in favor of Castlerigg Master Investment Ltd., a company organized under the laws of the British Virgin Islands, in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the "Buyers" (as defined below) party to the Securities Purchase Agreements referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

      WHEREAS, Raptor Networks Technology, Inc., a Colorado corporation (the "Company") and each party listed as a "Buyer" on the Schedule of Buyers attached to the 2007 Securities Purchase Agreement referred to below (collectively, the "2007 Buyers") are parties to A Securities Purchase Agreement, dated as of July 31, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "2007 SECURITIES PURCHASE AGREEMENT") pursuant to which the Company has sold, and the 2007 Buyers have purchased, the NOTES issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "2007 NOTES");

      WHEREAS, the Company and each party listed as a "Buyer" on the Schedule of Buyers attached to the 2008 Securities Purchase Agreement referred to below (collectively, the "2008 BUYERS" and together with the 2007 Buyers, each a "BUYER" and collectively, the "BUYERS") are parties to the 2008 Securities Purchase Agreement, dated as of March 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "2008 SECURITIES PURCHASE AGREEMENT" and together with the 2007 Securities Purchase Agreement, each a "PURCHASE AGREEMENT", and collectively the "PURCHASE AGREEMENTS"), pursuant to which the Company has sold, and the 2008 Buyers have purchased, the notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "2008 NOTES" and together with the 2007 Notes, each a "Note" and collectively, the "Notes");

      WHEREAS, the Purchase Agreements requires that the Guarantors execute and deliver to the Collateral Agent, (i) a guaranty guaranteeing all of the obligations of the Company under the Purchase Agreements, the Notes issued pursuant thereto and the other "Transaction Documents" (as defined in the Purchase Agreements, the "TRANSACTION DOCUMENTS "); (ii) a Security Agreement dated the date hereof granting the Collateral Agent a perfected, first priority lien on all of the Guarantors' personal property (the "SECURITY AGREEMENT") and
(iii) a Pledge Agreement providing for the pledge to the Collateral Agent, for the benefit of the Buyers, and the grant to the Collateral Agent, for the benefit of the Buyers, of a security interest in and lien on all of the outstanding shares of capital stock of each Subsidiary (as defined in the Purchase Agreements) (the "PLEDGE AGREEMENT"); and

      WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor;

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Purchase Agreements, each Guarantor hereby agrees with Collateral Agent as follows:

      SECTION 1. Definitions. Reference is hereby made to the Purchase Agreements and the Notes for a statement of the terms thereof. All capitalized terms used in this Guaranty, which are defined in the Purchase Agreements or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

      SECTION 2. Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations (as defined in the Security Agreement) of the Company from time to time owing by it in respect of the Purchase Agreements, the Notes and the other Transaction Documents, including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding (as defined in the Security Agreement) of the Company or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (such obligations, to the extent not paid by the Company, being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Collateral Agent under the Purchase Agreements and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Company (each, a "TRANSACTION PARTY").

      SECTION 3. Guaranty Absolute; Continuing Guaranty; Assignments.

      (a) The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Transaction Party or whether any other Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

            (i) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

            (iii) any taking, exchange, release or non-perfection of any Collateral (as defined in the Security Agreement), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

            (iv) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

            (v) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

      (b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until Satisfaction in Full of the Obligations (as defined in the Security Agreement, "SATISFACTION IN FULL") and shall not terminate for any reason prior to the Satisfaction in Full of the Obligations and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Collateral Agent and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Collateral Agent or any Buyer may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Collateral Agent or Buyer herein or otherwise, in each case as such pledge, assignment or transfer is permitted pursuant to the applicable Transaction Document. Notwithstanding the foregoing and for the avoidance of doubt, this Guaranty will expire and each Guarantor will be released from its obligation hereunder upon the Satisfaction in Full of the Obligations.

      SECTION 4. Waivers. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Collateral Agent exhaust any right or take any action against any other Transaction Party or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledge that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

      SECTION 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall have indefeasibly been paid or otherwise satisfied in full in accordance with the terms of the Transaction Documents. If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the later of the satisfaction in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Collateral Agent of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall indefeasibly be satisfied in full, the Collateral Agent will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

      SECTION 6. Representations, Warranties and Covenants.

      (a) Each Guarantor hereby represents and warrants as of the date first written above as follows:

            (i) Each Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty, and to consummate the transactions contemplated hereby and thereby and
(C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

            (ii) The execution, delivery and performance by each Guarantor of this Guaranty (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Guarantor or its properties do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

            (iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by each Guarantor of this Guaranty (other than expressly provided for in this Guaranty).

            (iv) This Guaranty, when delivered, will be, a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

            (v) There is no pending or, to the best knowledge of any Guarantor, threatened action, suit or proceeding against such Guarantor or to which any of the properties of such Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Guaranty or any of the other Transaction Documents to which such Guarantor is a party or any transaction contemplated hereby or thereby.

            (vi) Each Guarantor (A) has read and understands the terms and conditions of the Purchase Agreements and the other Transaction Documents, and
(B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from any Buyer, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of any Buyer.

      (b) Each Guarantor covenants and agrees that until the Satisfaction in Full of the Obligations, it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in Section 4 of the Purchase Agreements as if such Guarantor were a party thereto.

      SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default (as defined in the Notes), any Buyer may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Buyer to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not any Buyer shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. Each Buyer agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of any Buyer under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Buyer may have under this Guaranty or any other Transaction Document in law or otherwise.

      SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor, to the address of the Company set forth in the Purchase Agreements, or if to the Collateral Agent or any Buyer, to it at its respective address set forth in the Purchase Agreements; or as to any Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day. For the avoidance of doubt, the Subsidiaries, as Guarantors, hereby appoint the Company as its agent for receipt of service of process and all notices and other communications in the United States at the address specified in the Purchase Agreements.

      SECTION 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE COMPANY AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH IN THE PURCHASE AGREEMENTS, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

      SECTION 10. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY BUYER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS GUARANTY.

      SECTION 11. Taxes.

      (a) All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Buyer by the jurisdiction in which such Buyer is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "TAXES"). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

            (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Buyer pursuant to this sentence) each Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made,

            (ii)  such Guarantor shall make such deduction or withholding,

            (iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

            (iv) as promptly as possible thereafter, such Guarantor shall send the Buyers an official receipt (or, if an official receipt is not available, such other documentation as shall be reasonably satisfactory to the Collateral Agent, as the case may be) showing payment of such Taxes. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Guaranty or any other Transaction Document (collectively, "OTHER TAXES").

      (b) Each Guarantor hereby indemnifies and agrees to hold the Collateral Agent and each Buyer (each an "INDEMNIFIED PARTY") harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Guaranty or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which the Collateral Agent or such Buyer makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

      (c)   If any Guarantor fails to perform any of its obligations under this
Section 11, such Guarantor shall indemnify the Collateral Agent and each Buyer for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

      SECTION 12. Miscellaneous.

      (a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Buyer, at such address specified by such Buyer from time to time by notice to the Guarantors.

      (b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and such Buyers as are required pursuant to Section 9(e) of the Purchase Agreements, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (c) No failure on the part of any Buyer to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Buyers provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Buyers under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent or any Buyer to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

      (d) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (e) This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Buyers and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Buyer may assign or otherwise transfer its rights and obligations under the Purchase Agreements or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent or such Buyer, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of such Buyers as are required pursuant to Section 9(e) of the Purchase Agreements.

      (f) This Guaranty, along with the Purchase Agreements and the other Transaction Documents, reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

      (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

      (h) Notwithstanding anything to the contrary contained herein, this Guaranty is not intended to and does not serve to effect a novation of the Obligations. Instead it is the express intention of the parties hereto to reaffirm the indebtedness created under the 2007 Securities Purchase Agreement and the 2007 Notes, and secured by the Collateral. Guarantor acknowledges and confirms that the Liens granted pursuant to the 2007 Transaction Documents secured the indebtedness, liabilities and obligations of Guarantor to the Collateral Agent and Buyers under the 2007 Securities Purchase agreement and 2007 Notes, as amended and restated hereby, and that the term "Obligations" as used in the 2007 Transaction Documents (or any other terms used therein to describe to refer to the indebtedness, liabilities and obligations to Collateral Agent and Buyers) includes, without limitation, the indebtedness, liabilities and obligations, to be delivered hereunder, and under the 2007 Securities Purchase Agreement, all as amended and restated hereby, as the same may be further amended, modified, supplemented or restated from time to time. The Transaction Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended in the extent necessary to give effect to the provisions of this Guaranty. This Guaranty and the other Transaction Documents referred to herein set forth the entire understanding of the parties with respect to the subject matter hereof.

      (I) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.


                                        RAPTOR NETWORKS TECHNOLOGY INC.,
                                        a California Corporation


                                        By: /s/ Thomas M. Wittenschlaeger
                                            ------------------------------------
                                            Name: Thomas M. Wittenschlaeger
                                            Title: President


ACCEPTED BY:


CASTLERIGG MASTER INVESTMENTS LTD.


BY: SANDELL ASSET MANAGEMENT CORP.


By: /s/  Timothy O'Brien
    ------------------------------------
Name: Timothy O'Brien
Title: Chief Financial Officer



RAPTOR NETWORKS TECHNOLOGY, INC., a Colorado corporation


By: /s/ Thomas M. Wittenschlaeger
    ------------------------------------
    Name: Thomas M. Wittenschlaeger
    Title: Chairman and Chief Executive Officer